                                                                    EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
                                     ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Report") by Cash Systems, Inc.("Registrant"), I, Michael D. Rumbolz, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                           By:   /s/ Michael D. Rumbolz
                                               ---------------------------------
            Dated: March 31, 2005          Michael D. Rumbolz
                                           Chief Executive Officer